UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 1, 2015

ALLERGAN PLC

(Exact name of registrant as specified in its charter)

Ireland	001-36867	98-1114402
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

Clonshaugh Business and Technology Park
Coolock, Dublin, D17 E400, Ireland	N/A
(Address of principal executive offices)	(Zip Code)

(862) 261-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01. Other Events.

On October 1, 2015, Allergan plc (“Allergan”) completed its acquisition of KYTHERA Biopharmaceuticals, Inc. (“KYTHERA”) pursuant to the terms of the previously announced Amended and Restated Agreement and Plan of Merger, dated as of August 4, 2015, by and among Allergan, Keto Merger Sub, Inc. and KYTHERA.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 1, 2015	ALLERGAN PLC

	By:	/s/ A. Robert D. Bailey
Name: A. Robert D. Bailey
Title: Chief Legal Officer and Corporate Secretary